FORBEARANCE EXTENSION AGREEMENT

              This Forbearance Extension Agreement (this "AGREEMENT") made as of this 12th day of April, 2002 by and among (i) Perryville III Trust, a trust created under the laws of the state of New York pursuant to a trust agreement dated as of December 16, 1994 (the "LANDLORD"), (ii) BNY Midwest Trust Company, as successor trustee to Harris Trust and Savings Bank, not in its individual capacity but solely in its capacity as Owner Trustee of Perryville III Trust (the "OWNER TRUSTEE"), (iii) Foster Wheeler Realty Services, Inc., a Delaware corporation ("FWRS"), (iv) Foster Wheeler LLC, a Delaware limited liability company (together with FWRS, the "TENANTS" and each a "TENANT"), (v) Lombard US Equipment Finance Corporation, a New York corporation (the "OWNER PARTICIPANT"),
(vi) National Westminster Bank Plc (the "AGENT") and (vii) the banks listed on
Schedule I to that certain Construction Loan Agreement dated as of December 16, 1994, among the Landlord, as Borrower, the lenders party thereto and their permitted successors and assigns (the "LENDERS") and the Agent.

              WHEREAS, the parties hereto have entered into that certain Forbearance Agreement dated as of February 28, 2002 (the "FORBEARANCE AGREEMENT") in connection with the Specified Events of Default (as defined in the Forbearance Agreement);

              WHEREAS, Foster Wheeler LLC has entered into that certain Amendment dated as of the date hereof to Amendment No. 1 and Waiver (the "AMENDMENT TO AMENDMENT NO. 1 AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler Power Group, Inc. (formerly known as Foster Energy International), Foster Wheeler Energy Corporation, the guarantors signatory thereto, the lenders signatory thereto, Bank of America, N.A., as administrative agent, First Union National Bank, as syndication agent, and ABN AMRO Bank N.V., as documentation agent, arranged by Banc of America Securities LLC, as lead arranger and book manager, and ABN AMRO Bank N.V., First Union Capital Markets, Greenwich Natwest Structured Finance Inc. and Toronto Dominion Bank, as arrangers; and

         WHEREAS, the parties hereto desire to (i) extend the term of forbearance by the Agent, the Landlord, the Required Lenders and the Owner Participant under the Forbearance Agreement and (ii) make certain other amendments to the Forbearance Agreement.

              NOW, THEREFORE, based on these premises, and in consideration of the mutual promises, representations and warranties, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Tenants, the Landlord, the Agent, the Owner Participant and the Required Lenders signatory hereto hereby agree as follows:

              SECTION 1. DEFINITIONS. The capitalized terms set forth herein, and not otherwise defined herein shall have the meanings given to such terms in that certain Master Lease dated as of December 16, 1994 (as the same has been and may hereafter be amended, modified or supplemented from time to time, the "MASTER LEASE").

              SECTION 2. AMENDMENTS. Effective as of the date hereof, the Forbearance Agreement is hereby amended as follows:

                  (a) Section 4 of the Forbearance Agreement is hereby amended by deleting the date "April 15, 2002" in clause (a) thereof and replacing such date with "April 30, 2002".

                  (b) Section 4 of the Forbearance Agreement is hereby amended by adding the following after the word "Waiver" in the eighth line thereof:

                      ", as amended by the Amendment dated as of April 12, 2002 to Amendment No. 1 and Waiver,"

                  (c) Section 6(c) of the Forbearance Agreement is hereby amended by deleting the first sentence and inserting in lieu thereof the following:

                      "The Tenants shall pay on April 15, 2002, a fee to each of the Required Lenders and the Owner Participant of 50 basis points of its outstanding Loans (as defined in the Construction Loan Agreement) and Equity Investment Amount (as defined in the Participation Agreement), respectively, in the event that the Tenants, or a designee of the Tenants, have not purchased the Property for the Purchase Price on or prior to April 15, 2002.

              SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                   (a) Receipt by the Agent of this Agreement executed by the Tenants, the Landlord, the Owner Trustee, the Agent, the Owner Participant and the Required Lenders.

                    (b) Receipt by the Agent of payment by the Tenants of all accrued fees and expenses of Agent, its counsel and consultants.

                    (c) Receipt by the Agent of a copy of the Amendment to Amendment No. 1 and Waiver executed by the requisite lenders thereunder.

                    (d) Receipt by the Agent of a copy of the waiver or extension of the Receivables Purchase Agreement among Foster Wheeler Funding Corporation, Foster Wheeler Capital & Finance Corporation, Market Street Funding Corporation and PNC Bank, National Association dated as of September 25, 1998, as amended.

                    (e) Receipt by each of the Required Lenders and the Owner Participant of the penalty fee of 50 basis points of its outstanding Loans (as defined in the


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


Construction Loan Agreement) and Equity Investment Amount (as defined in the Participation Agreement), respectively, pursuant to Section 6(c) of the Forbearance Agreement, as amended hereby.

              SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Landlord, the Required Lenders and the Owner Participant to enter into this Agreement, the Tenants jointly and severally represent and warrant to the Agent, the Landlord, the Required Lenders and the Owner Participant that:

                    (a) Subject in the case of Paragraph 32(h) to matters disclosed in writing to the Lenders and Owner Participant prior to the effective date of this Agreement, the representations and warranties of the Tenants set forth in Paragraph 32 of the Master Lease are true and correct in all material respects.

                    (b) The Agent, the Lenders and the Owner Participant have a valid, enforceable and fully perfected first priority security interest in the Property subject to no Liens other than Permitted Encumbrances.

                   (c) Except as otherwise provided herein, no Event of Default exists as of the date hereof, no Event of Default would result from the execution, delivery or consummation of the transactions contemplated by this Agreement and no default exists under any of the Tenants' financing documents or material contracts or agreements.

              SECTION 5. FULL FORCE AND EFFECT. Except as expressly amended hereby, all of the provisions of the Forbearance Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms. Nothing contained herein shall constitute a waiver by the Agent, the Landlord, the Lenders or the Owner Participant of any of their rights and remedies under the Operative Documents or under the Forbearance Agreement, all of which rights and remedies are expressly reserved and not waived.

              SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

              SECTION 7. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]





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


              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers as of the date first written above.

                              PERRYVILLE III TRUST


                              By: BNY Midwest Trust Company, as successor
                              trustee to Harris Trust and Savings Bank, not in its individual capacity but solely in its capacity as Owner Trustee of Perryville III Trust


                              By: /s/ Cynthia Davis
                                  -------------------------------------
                                  Name: Cynthia Davis
                                  Title: Assistant Vice President


                              BNY MIDWEST TRUST COMPANY, as successor trustee to Harris Trust and Savings Bank, not in its individual capacity but solely in its capacity as Owner Trustee of Perryville III Trust

                              By: /s/ Cynthia Davis
                                  ----------------------------------------------
                                  Name: Cynthia Davis
                                  Title: Assistant Vice President


                              FOSTER WHEELER REALTY SERVICES, INC.,
                              a Delaware corporation


                              By: /s/ Steven Weinstein
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              FOSTER WHEELER LLC,
                              a Delaware limited liability company


                              By: /s/ Robert D. Iseman
                                  ----------------------------------------------
                                  Name: Robert D. Iseman
                                  Title: VP & Treasurer

AGENT, LENDERS, AND OWNER PARTICIPANT:

NATIONAL WESTMINSTER BANK Plc, as Agent



By: /s/ Charles Greer
    ---------------------------------------------
    Name: Charles Greer
    Title: Senior Vice President



NATIONAL WESTMINSTER BANK Plc, as Lender



By: /s/ Charles Greer
    ---------------------------------------------
    Name: Charles Greer
    Title: Senior Vice President



BANK OF MONTREAL, as Lender



By:
   ---------------------------------------------
     Name:
     Title:



THE BANK OF NOVA SCOTIA, as Lender



By: /s/ Todd S. Miller
    ---------------------------------------------
    Name: Todd S. Miller
    Title: Managing Director



WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

SUCCESSOR IN INTEREST TO FIRST FIDELITY BANK,
NATIONAL ASSOCIATION

By: /s/ Christopher Tierney
    ---------------------------------------------
    Name: Christopher Tierney
    Title: Senior Vice President


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



LOMBARD US EQUIPMENT FINANCE CORPORATION


By: /s/ Richard Dangerfield
    ---------------------------------------------
    Name: R. Dangerfield
    Title: Secretary













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